================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2006

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

              Indiana                    1-5672            13-5158950
    (State or other jurisdiction      (Commission       (I.R.S. Employer
         of incorporation)            File Number)     Identification No.)

                   4 West Red Oak Lane
                  White Plains, New York
                  (Address of principal                      10604
                    executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01     REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. During his presentation at the 19th annual Citigroup Global Industrial Manufacturing Conference on March 8, 2006, Mr. Steven R. Loranger, Chairman, President and Chief Executive Officer of ITT Industries, Inc. reaffirmed the Company's 2006 earnings forecast of $0.59 - $0.61 per share for the first quarter and $2.89 - $2.96 per share for the full year, including the impact of FAS123R and the two-for-one stock split that occurred on February 21, 2006.

A copy of this press release is attached and incorporated by reference herein as
Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1  Press release dated March 8, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.

                                             By:  /s/ Kathleen S. Stolar
                                                  ------------------------------
                                                  Kathleen S. Stolar

                                             Its: Vice President, Secretary
                                                  and Associate General Counsel

Date: March 8, 2006

                                        3